UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8-K
 _______________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2026
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THE COOPER COMPANIES, INC.
(Exact name of registrant as specified in its charter)

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Delaware	1-8597	94-2657368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6101 Bollinger Canyon Road, Suite 500, San Ramon, California 94583
(Address of principal executive offices, including Zip Code)
(925) 460-3600
(Registrant’s telephone number, including area code)

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Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.10 par value	COO	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided to Section 13(a) of the Exchange Act. ☐

ITEM 2.02.    Results of Operations and Financial Condition.

On June 4, 2026, The Cooper Companies, Inc. (the “Company”) issued a press release reporting results for its fiscal second quarter ended April 30, 2026. A copy of this release is attached and incorporated by reference.

This information, including the exhibits(s) hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

The contents of any website or hyperlinks mentioned in the release are for informational purposes only and the contents thereof are not part of the release nor incorporated herein by reference.

ITEM 8.01. Other Events.

As described in its June 4, 2026 press release, the Company recorded a charge as further described below.

In December 2023, CooperSurgical, one of the Company’s two business units, initiated a voluntary recall of three specific lots of CooperSurgical’s LifeGlobalTM global® embryo culture media that it had produced. Subsequently, claims and lawsuits in various U.S. and international jurisdictions were brought by individuals who generally allege that they suffered damages associated with the use of the recalled product, including claims of embryo loss or reduced embryo viability. As of June 4, 2026, more than 140 lawsuits were filed, including three putative class actions (none of which has been certified), and over 1,500 claimants have been proffered to the Company.

Between December 2023 and mid-March 2026, the Company resolved a significant number of claims and lawsuits through settlements which were largely covered by insurance. From mid-March 2026, the Company identified developments, including the procedural acceleration of multiple litigated cases, receipt of additional claimant information, updated damage valuation analysis, and significantly increased projected defense and expert costs, which resulted in a reassessment of exposure. The Company proceeded with negotiations and has reached settlement agreements covering over 95% of claimants. Based on this, management concluded that a loss was probable and reasonably estimable, particularly with respect to potential exposure exceeding available insurance coverage. The net impact to the consolidated statements of operations to resolve outstanding claims was $271.6 million, consisting of $324.1 million accrued litigation liabilities, partially offset by $52.5 million of expected insurance recoveries. The net amount was recorded within Selling, General and Administrative expenses. The Company currently expects the majority of the payments to be made during fiscal 2026.

ITEM 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibits are furnished herewith:

Exhibit	Description
99.1	Press Release dated June 4, 2026 of The Cooper Companies, Inc.
104.1	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

    THE COOPER COMPANIES, INC.

    By:     /s/ Albert G. White III
        Albert G. White III
        President & Chief Executive Officer

Dated: June 4, 2026